TCW Relative Value Large Cap Fund

I SHARE: TGDIX  |  N SHARE: TGDVX

MARCH 1

SUMMARY

PROSPECTUS

Before you invest, you may want to review the Fund’s Prospectus which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.TCW.com. You can also get this information at no cost by calling 1-800-FUND-TCW (1-800-386-3829) or by sending an email request to contact@tcw.com. The Fund’s current Prospectus and Statement of Additional Information, both dated March 1, 2022, are incorporated by reference into this Summary Prospectus. The Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TCW-RLF_0322

Investment Objective

The Fund’s investment objective is to seek capital appreciation, with a secondary goal of current income.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay additional fees or commissions to broker-dealers or other financial intermediaries for the purchase of Class I shares of the Fund, which are not reflected in the table below.

Shareholder Fees (Fees paid directly from your investment)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Share Classes
	I	N
Management Fees	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.20%	0.45%
Total Annual Fund Operating Expenses	0.80%	1.30%
Fee Waiver and/or Expense Reimbursement[1]	0.10%	0.40%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.70%	0.90%

[1]

The Fund’s investment advisor has agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding interest, brokerage, extraordinary expenses and acquired fund fees and expenses, if any) to 0.70% of average daily net assets with respect to Class I shares and 0.90% of average daily net assets with respect to Class N shares. This contractual fee waiver/expense reimbursement will remain in place through March 1, 2023 and before that date, the investment advisor may not terminate this arrangement without approval of the Board of Directors. At the conclusion of this period, the Fund’s investment advisor may, in its sole discretion, terminate the contractual fee waiver/expense reimbursement or, with the Board of Directors’ approval, extend or modify that arrangement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The cost of investing in the N share class of the Fund reflects the net expenses of the N share class of the Fund that result from the contractual expense limitation in the first year only (through March 1, 2023). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$72	$245	$434	$980
N	$92	$373	$675	$1,533

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17.16% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of large-capitalization companies (i.e., companies with a market capitalization of greater than $1 billion at the time of purchase). If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. Equity securities include common and preferred stock; rights, warrants or options to purchase common or preferred stock; securities that may be converted into or exchanged for common or preferred stock, such as convertible preferred stock, convertible debt and Eurodollar convertible securities; equity securities of foreign companies listed on established exchanges, including NASDAQ; American Depository Receipts (ADRs); and other securities with equity characteristics.

The portfolio managers analyze economic and market conditions and identify securities that the portfolio managers believe will make the best investments in the pursuit of the Fund’s investment objective. In selecting the Fund’s investments, the portfolio managers sometimes consider the extent to which businesses have leaders who prudently manage their environmental sustainability and social responsibilities with good governance and solid financial resources. Additionally, the portfolio managers consider various factors including:

•	a company’s market capitalization;

•	a company’s price-to-book;

•	a company’s price-to-earnings;

•	a company’s price-to-sales;

•	a company’s price-to-cash flow; and/or

•	a company’s dividend yield.

The Fund will invest mostly in companies the portfolio managers believe are “value companies.” In managing the Fund’s investments, the portfolio managers blend a number of investment strategies. The portfolio managers emphasize investing in companies that tend to have one or more characteristics that are lower than the equivalent characteristics for companies in the S&P 500 Index. The portfolio managers seek companies that they believe are neglected or out of favor and whose stock prices are low in relation to current earnings, cash flow, book value and sales and companies that they believe have reasonable prospects for growth even though the expectations for these companies are low and their valuations are temporarily depressed.

Portfolio securities may be sold for a number of reasons, including when a company fails to meet expectations or when the portfolio managers believe that (i) there has been a deterioration in the underlying fundamentals of a company, (ii) the intermediate- and long-term prospects for a company are poor, (iii) another security may offer a better investment opportunity, (iv) an individual security has reached its sell target, or (v) the portfolio should be rebalanced for diversification or portfolio weighting purposes.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•	equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods as a result of changes in a company’s financial condition or in overall market, economic and political conditions.
•	market risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

•	public health emergency risk: the risk that pandemics and other public health emergencies, including outbreaks of infectious diseases such as the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 has resulted and may continue to result, in market volatility and disruption, and materially and adversely impact economic conditions in ways that cannot be predicted, all of which could result in substantial investment losses. The ultimate impact of COVID-19, including new variants of the underlying virus, or other health emergencies on global economic conditions and businesses is impossible to predict accurately. Ongoing and potential additional material adverse economic effects of indeterminate duration and severity are possible. The resulting adverse impact on the value of an investment in the Fund could be significant and prolonged. Other public health emergencies that may arise in the future could have similar or other unforeseen effects.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	value investing risk: the risk of investing in undervalued stocks, which may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. The value investment style may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price. Value-oriented funds typically underperform when growth investing is in favor.

•	issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•	liquidity risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. The liquidity of the Fund’s assets may change over time.

•

financial services sector risk: the risk that the Fund may be susceptible to the impact of market, economic, regulatory, and other factors affecting the financial services sector and that the value of the Fund may fluctuate more widely than it would for a fund that invests more broadly across varying sectors. Companies in the financial services sector may be affected by the overall economic conditions as well as by factors particular to the financial services sector, including changes in government regulations, changes in interest rates, availability of capital and cost to borrow, credit rating downgrades, and decreased liquidity in the credit market.

•	healthcare sector risk: the risk that the Fund may be susceptible to the impact of market, economic, regulatory and other factors affecting the healthcare sector and that the value of the Fund may fluctuate more widely than it would for a fund that invests more broadly across varying sectors. Companies in the healthcare sector may be affected by the overall economic conditions as well as by factors particular to the healthcare sector, including extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, limited number of products and product obsolescence due to industry innovation, changes in technologies and other market developments.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•	securities selection risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

•	foreign investing risk: the risk that Fund share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure. Investments in foreign securities may involve greater risks than investing in U.S. securities due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

Please see “Principal Risks of the Funds” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table below shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Class N performance may be lower than Class I performance because of the potentially lower expenses paid by Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting www.TCW.com.

Calendar Year Total Returns

For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	20.87%	(quarter ended 12/31/2020)
Lowest	-30.94%	(quarter ended 3/31/2020)

Average Annual Total Returns

(For the period ended December 31, 2021)

Share Class	1 Year	5 Years	10 Years
I – Before taxes	29.41%	10.71%	12.67%
- After taxes on distributions	27.02%	6.44%	10.09%
- After taxes on distributions and sale of fund shares	19.13%	7.61%	10.00%
N – Before taxes	29.14%	10.50%	12.42%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)[1]	25.16%	11.16%	12.97%

[1]	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.

After-tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above, and after-tax returns shown are not relevant if you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA). After-tax returns are shown for only one class of shares, and after-tax returns for the other class of shares will vary.

Investment Advisor

TCW Investment Management Company LLC is the investment advisor to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Diane E. Jaffee (Lead Portfolio Manager)	23 years	Group Managing Director
Matthew J. Spahn (Co-Portfolio Manager)	19 years	Managing Director

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day (any day the New York Stock Exchange is open). Purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may conduct transactions by mail (TCW Funds, Inc. c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), or by telephone at 1-800-248-4486. Redemptions by telephone are only permitted upon previously receiving appropriate authorization. You may also purchase, exchange or redeem Fund shares through your dealer or financial advisor.

Purchase Minimums for All Share Classes

Share Class and Type of Account	Minimum Initial Investment	Subsequent Investments
Class I & Class N Regular Account	$2,000	$250
Class I & Class N Individual/Retirement Account	$500	$250

A broker-dealer or other financial intermediary may require a higher minimum initial investment, or may aggregate or combine accounts in order to allow its customers to apply a lower minimum investment.

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

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